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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

To The Board of Directors
UroSurge, Inc.
Coralville, Iowa

     We hereby consent to the use in this Registration Statement on Form S-1 of our report, dated April 6, 1998, relating to the financial statements of UroSurge, Inc., and to the reference to our Firm under the captions "Selected Financial Data" and "Experts" in the Prospectus.

                                              /s/ MCGLADREY & PULLEN, LLP

Iowa City, Iowa
April 9, 1998